Exhibit 99.1

FOR IMMEDIATE RELEASE

New Vista Acquisition Corp Announces the Separate Trading of its Class A Ordinary Shares and Redeemable Warrants Commencing April 12, 2021

CHICAGO, IL, April 9, 2021 — New Vista Acquisition Corp (Nasdaq: NVSAU) (the “Company”) today announced that, commencing April 12, 2021, holders of the units sold in the Company’s initial public offering of 27,600,000 units completed on February 19, 2021 may elect to separately trade the Class A ordinary shares and redeemable warrants included in the units. Those units not separated will continue to trade on The Nasdaq Stock Market LLC (“Nasdaq”) under the symbol “NVSAU,” and the Class A ordinary shares and redeemable warrants that are separated will trade on Nasdaq under the symbols “NVSA” and “NVSAW,” respectively. No fractional warrants will be issued upon separation of the units and only whole warrants will trade. Holders of units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the units into Class A ordinary shares and redeemable warrants.

The Company is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

The units were initially offered by the Company in an underwritten offering. Citigroup Global Markets Inc. and Jefferies LLC acted as joint book-running managers.

The offering was made only by means of a prospectus, copies of which may be obtained for free from the U.S. Securities and Exchange Commission (the “SEC”) website at www.sec.gov or by contacting Citigroup Global Markets Inc., Attention: Prospectus Department, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, Telephone: (800) 831-9146, or Jefferies LLC, Attention: Equity Syndicate Prospectus Department, 520 Madison Avenue, 2nd Floor, New York, NY 10022, Telephone: (877) 821-7388, Email: Prospectus_Department@Jefferies.com.

The registration statements relating to the securities became effective on February 16, 2021. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Forward Looking Statements

This press release may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statements and prospectus relating to the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Investor Contact:

Kirsten Bartok Touw

Co-President and Chief Operating Officer

New Vista Acquisition Corp

125 South Wacker Drive, Suite 300

Chicago, IL 60606

News Media Contact:

press@newvistacap.com